UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 13, 2016

(Date of earliest event reported)

Corvus Gold Inc.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-55447 (Commission File Number)	98-0668473 (IRS Employer Identification No.)

Suite 2300, 1177 W. Hastings St. Vancouver, British Columbia Canada (Address of principal executive offices)	N/A (Zip Code)

Registrant’s telephone number, including area code:   (604) 638-3246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 7, 2016, Corvus Gold Inc. (the “Company”) issued a press release reporting the further drill results from the 2016 North Bullfrog, Nevada phase I drill program and the start of its phase II drill program. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

Exhibit	Description
99.1*	Press Release, dated September 7, 2016

* The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS GOLD INC.

DATE: September 13, 2016	By:	/s/ Jeffrey A. Pontius
Jeffrey A. Pontius President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1*	Press Release, dated September 7, 2016

* The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.